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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2005

                               Movie Gallery, Inc.
             (Exact name of registrant as specified in its charter)

       DELAWARE                        0-24548                  63-1120122
(State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)

            900 WEST MAIN STREET
              DOTHAN, ALABAMA                                   36301
(Address of principal executive offices)                      (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 18, 2005, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended January 2, 2005, as well as current expectations for the first quarter and full year of fiscal 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 9.01. The information furnished in this Item 9.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1   Press Release dated March 18, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MOVIE GALLERY, INC.

Date: March 18, 2005

                                        BY: /s/ Ivy M. Jernigan
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                                            Ivy M. Jernigan
                                            Senior Vice President and
                                            Chief Financial Officer

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                                INDEX TO EXHIBITS

                     99.1  Press Release dated March 18, 2005

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